UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        FEBRUARY 26, 2007
                                                     -----------------------


                              SEACOR HOLDINGS INC.
    ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                 1-12289                13-3542736
    ------------------------------------------------------------------------
      (State or Other             (Commission            (IRS Employer
       Jurisdiction              File Number)         Identification No.)
     of Incorporation)


                  2200 ELLER DRIVE, FORT LAUDERDALE, FLORIDA      33316
    ------------------------------------------------------------------------
                   (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code      (954) 523-2200
                                                    ------------------------


                                 NOT APPLICABLE
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)  Compensatory Arrangements of Certain Officers

            On February 26, 2007, after a review of performance and competitive market data, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of SEACOR Holdings Inc. (the "Company") (i) increased the annual base salaries of those officers of the Company who will be the "named executive officers" (as defined by Item 402(a)(3) of Regulation S-K) for purposes of the Company's proxy statement for the 2007 annual meeting of stockholders (the "Named Executive Officers"), (ii) awarded cash bonuses to the Named Executive Officers, (iii) granted stock awards to the Named Executive Officers, effective March 4, 2007, with a one year vesting period, (iv) granted stock awards to the Named Executive Officers, effective March 4, 2007, with five year vesting periods and (v) issued stock option awards to the Named Executive Officers, effective March 4, 2007, in the respective amounts set forth below.

-----------------------------------------------------------------------------------------------
     NAME           TITLE        ANNUAL BASE   BONUS(1)     STOCK        STOCK       OPTION
                                    SALARY                  AWARDS       AWARDS      AWARDS
                                                           ONE YEAR       FIVE      (NUMBER
                                                           VESTING        YEAR         OF
                                                           (NUMBER      VESTING     SHARES)(4)
                                                              OF        (NUMBER
                                                           SHARES)(2)      OF
                                                                        SHARES)(3)
-----------------------------------------------------------------------------------------------
   Charles        Chairman,        $700,000    $4,000,000    2,500       37,500       30,000
  Fabrikant     President and
               Chief Executive
                   Officer
-----------------------------------------------------------------------------------------------
 Richard Ryan    Senior Vice       $335,000      $250,000      500        2,500       10,000
                President and
               Chief Financial
                   Officer
-----------------------------------------------------------------------------------------------
 John Gellert    Senior Vice       $365,000    $1,200,000    1,000       12,000       30,000
                  President
-----------------------------------------------------------------------------------------------
 Randall Blank    Senior Vice      $375,000    $1,144,844      --         3,045          --
                  President
-----------------------------------------------------------------------------------------------
 Dick Fagerstal   Senior Vice      $335,000      $250,000    1,000        2,000       10,000
                  President,
                  Corporate
               Development and
                  Treasurer
-----------------------------------------------------------------------------------------------

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


Notes:
------

(1) Sixty percent (60%) of the bonus is paid at the time of the award and the remaining forty percent (40%) is paid in two equal annual installments one and two years after the date of the grant provided that the employee remains employed with the Company at the time of payment. Any outstanding balance is payable upon the death, disability, qualified retirement, termination without "cause" of the employee, or the occurrence of a "change-in-control" of the Company.

(2) Shares will vest on March 4, 2008 provided that the employee remains employed with the Company at the time of vesting. Vesting will also occur upon the death, disability, qualified retirement, termination without "cause" of the employee, or the occurrence of a "change-in-control" of the Company.

(3) Shares of Restricted Stock will vest 20% each year over a five year period beginning March 4, 2008, provided that the employee remains employed with the Company at the time of vesting. Vesting will also occur upon the death, disability, qualified retirement, termination without "cause" of the employee, or the occurrence of a "change-in-control" of the Company.

(4) The exercise price of the Stock Options are determined quarterly beginning March 4, 2007 and 20% of the options will vest each year over a five year period beginning March 4, 2008, provided that the employee remains employed with the Company at the time of vesting. Vesting will also occur upon the death, disability, qualified retirement, termination without "cause" of the employee, or the occurrence of a "change-in-control" of the Company.












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



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SEACOR HOLDINGS INC.


Date: March 2, 2007                       By:   /s/  Dick Fagerstal
                                              --------------------------------
                                              Name:  Dick Fagerstal
                                              Title: Senior Vice President,
                                                     Corporate Development and
                                                     Treasurer




















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